Exhibit 10.4 EXECUTION VERSION AMENDMENT NO. 1 TO CREDIT AND SECURITY AGREEMENT, dated as of November 10, 2026 (this “Amendment”), among NCPCIF SPV V, LLC, a Delaware limited liability company, as borrower (the “Borrower”), NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND, a Delaware statutory trust, as collateral manager (in such capacity, the “Collateral Manager”) and as the equityholder (in such capacity, the “Equityholder”) and CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as a lender (in such capacity, a “Lender”). WHEREAS, the Borrower, the Collateral Manager, the Equityholder, the Administrative Agent, the Lenders from time to time party thereto, U.S. Bank Trust Company, National Association, as collateral agent and as collateral administrator and U.S. Bank National Association, as document custodian are party to the Credit and Security Agreement, dated as of May 11, 2026 (as amended or otherwise modified prior to the date hereof, the “Credit Agreement”); and WHEREAS, the parties hereto desire to amend the Credit Agreement in accordance with Section 12.01 of the Credit Agreement and subject to the terms and conditions set forth herein. NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: ARTICLE I Definitions Terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement. ARTICLE II Amendments SECTION 2.1. Amendments to the Credit Agreement. As of the date first written above, the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Credit Agreement attached as Appendix A hereto.

2 ARTICLE III Representations and Warranties SECTION 3.1. The Borrower hereby represents and warrants to each other party hereto that, as of the date first written above, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Credit Agreement and the other Facility Documents are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date), except for any such representations and warranties that are qualified by materiality which shall be true and correct in all respects. ARTICLE IV Conditions Precedent SECTION 4.1. This amendment shall become effective upon satisfaction of the following conditions: (a) the execution and delivery of this Amendment by the parties hereto; (b) the Administrative Agent’s receipt of a good standing certificate for the Borrower issued by the applicable office body of its jurisdiction of organization and a certified copy of the resolutions of the board of managers or directors (or similar items) of the Borrower approving this Amendment and the transactions contemplated hereby, certified by its secretary or assistant secretary or other authorized officer; (c) the Administrative Agent’s receipt of the executed legal opinion of Winston & Strawn LLP, counsel to the Borrower, in form and substance acceptable to the Administrative Agent in its reasonable discretion; and (d) the payment by the Borrower in immediately available funds of all fees required to be paid on the date hereof and the reasonable and documented fees, disbursements and other charges of outside counsel to be received on the date hereof in accordance with Section 12.04 of the Credit Agreement. ARTICLE V Miscellaneous SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. SECTION 5.2. Severability Clause. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to

3 the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. SECTION 5.3. Ratification. Except as expressly amended hereby, the Credit Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Credit Agreement for all purposes. SECTION 5.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Counterparts may be executed and delivered via facsimile, electronic mail or other transmission method and may be executed by electronic signature (including, without limitation, any .pdf file, .jpeg file, or any other electronic or image file, or any “electronic signature” as defined under the U.S. Electronic Signatures in Global and National Commerce Act or the New York Electronic Signatures and Records Act, which includes any electronic signature provided using Orbit, Adobe Sign, Adobe Fill & Sign, DocuSign, or any other similar platform identified by the Borrower and reasonably available at no undue burden or expense to the parties hereto) and any counterpart so delivered shall be valid, effective and legally binding as if such electronic signatures were handwritten signatures and shall be deemed to have been duly and validly delivered for all purposes hereunder. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof. SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof. SECTION 5.6. Limited Recourse and Non-Petition. The provisions of Sections 2.18, 12.16 and 12.18 of the Credit Agreement are incorporated herein mutatis mutandis. [Signature pages follow]

[Signature Page to Amendment No. 1 to Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above. NCPCIF SPV V, LLC, as Borrower By: Nuveen Churchill Private Capital Income Fund, as Designated Manager By: /s/ Shaul Vichness Name: Shaul Vichness Title: Chief Operating Officer and Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement] NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND, as Collateral Manager By: /s/ Shaul Vichness Name: Shaul Vichness Title: Chief Operating Officer and Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement] NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND, as Equityholder By: /s/ Shaul Vichness Name: Shaul Vichness Title: Chief Operating Officer and Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement] CITIBANK, N.A., as Administrative Agent and as a Lender By: /s/ V. Nocerino Name: V. Nocerino Title: Vice President

APPENDIX A

4147-6046-2693.6 EXECUTION VERSION Conformed through Amendment No. 1 dated November 10, 2026 CREDIT AND SECURITY AGREEMENT Dated as of May 11, 2026 among NCPCIF SPV V, LLC, as Borrower, NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND, as Collateral Manager, NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND, as Equityholder, THE LENDERS FROM TIME TO TIME PARTIES HERETO, CITIBANK, N.A., as Administrative Agent, U.S. BANK NATIONAL ASSOCIATION, as Document Custodian and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Agent and Collateral Administrator

-i- 4147-6046-2693.6 TABLE OF CONTENTS Page ARTICLE I DEFINITIONS; RULES OF CONSTRUCTION; COMPUTATIONS Section 1.01 Definitions ______________________________________________________ 1 Section 1.02 Rules of Construction 6360 Section 1.03 Computation of Time Periods 6461 Section 1.04 Collateral Value Calculation Procedures 6561 ARTICLE II ADVANCES Section 2.01 Revolving Credit Facility; Approval Requests 6764 Section 2.02 Making of the Advances 6865 Section 2.03 Evidence of Indebtedness; Notes 6965 Section 2.04 Payment of Amounts 6966 Section 2.05 Prepayment of Advances 7067 Section 2.06 Changes of Commitments 7268 Section 2.07 Maximum Lawful Rate 7369 Section 2.08 Several Obligations 7369 Section 2.09 Increased Costs 7369 Section 2.10 Illegality; Inability to Determine Rates 7571 Section 2.11 Fees 7572 Section 2.12 Rescission or Return of Payment 7673 Section 2.13 Default Interest 7773 Section 2.14 Payments Generally 7773 Section 2.15 Defaulting Lenders 7974 Section 2.16 Right of Setoff 8075 Section 2.17 Lending Offices; Changes Thereto 8076 Section 2.18 Recourse Against Certain Parties 8176 Section 2.19 Replacement of Lenders 8177 Section 2.20 Contractual Currency 8278 ARTICLE III CONDITIONS PRECEDENT Section 3.01 Conditions Precedent to Initial Advances 8378 Section 3.02 Conditions Precedent to Subsequent Advances 8580

-ii- 4147-6046-2693.6 ARTICLE IV REPRESENTATIONS AND WARRANTIES Section 4.01 Representations and Warranties of the Borrower 8681 Section 4.02 Additional Representations and Warranties of the Borrower 9085 Section 4.03 Representations and Warranties of the Equityholder and the Collateral Manager 9388 Section 4.04 Representations and Warranties of the Collateral Agent, Document Custodian and Collateral Administrator 9590 ARTICLE V COVENANTS Section 5.01 Affirmative Covenants of the Borrower 9691 Section 5.02 Negative Covenants of the Borrower 10698 Section 5.03 Affirmative Covenants of the Equityholder and the Collateral Manager 109101 Section 5.04 Negative Covenant of the Equityholder and the Collateral Manager 112103 Section 5.05 Certain Undertakings Relating to Separateness 112104 ARTICLE VI EVENTS OF DEFAULT Section 6.01 Events of Default 113104 Section 6.02 Remedies 116107 Section 6.03 Power of Attorney 116108 Section 6.04 Sales 117109 Section 6.05 Purchase Option 119110 ARTICLE VII PLEDGE OF COLLATERAL; RIGHTS OF THE COLLATERAL AGENT Section 7.01 Grant of Security 119110 Section 7.02 Release of Security Interest 120112 Section 7.03 Rights and Remedies 121112 Section 7.04 Remedies Cumulative 122113 Section 7.05 Related Documents 122113 Section 7.06 Borrower Remains Liable 122114 Section 7.07 Protection of Collateral 123114

-iii- 4147-6046-2693.6 ARTICLE VIII ACCOUNTS, ACCOUNTINGS AND RELEASES Section 8.01 Collection of Money 124115 Section 8.02 Collection Account 124115 Section 8.03 [Reserved]. 125116 Section 8.04 The Custodian Account. 125116 Section 8.05 The Unfunded Reserve Account; Fundings 126117 Section 8.06 Account Control Agreement 126117 Section 8.07 Funds in Covered Accounts; Reports by Collateral Agent 126117 Section 8.08 Accountings 127118 Section 8.09 Release of Collateral 128119 Section 8.10 Reports by Independent Accountants 130121 ARTICLE IX APPLICATION OF FUNDS Section 9.01 Disbursements of Funds from Collection Account 131122 ARTICLE X SALE OF COLLATERAL LOANS; PURCHASE OF ADDITIONAL COLLATERAL LOANS Section 10.01 Sales of Collateral Loans 135125 Section 10.02 Purchase of Additional Collateral Loans 136127 Section 10.03 Substitution and Transfer of Loans 137127 Section 10.04 Limitations on Sales and Substitutions 139129 Section 10.05 Conditions Applicable to All Sale and Purchase Transactions 139129 Section 10.06 Additional Equity Contributions 139130 Section 10.07 Transfer of Warranty Collateral Loans 140130 ARTICLE XI THE AGENTS Section 11.01 Authorization and Action 140130 Section 11.02 Delegation of Duties 144134 Section 11.03 Agents’ Reliance, Etc. 144135 Section 11.04 Indemnification 147137 Section 11.05 Successor Agents 147138 Section 11.06 Merger, Conversion, Consolidation or Succession to Business of Agents 148139

-iv- 4147-6046-2693.6 Section 11.07 Erroneous Payments 148139 ARTICLE XII MISCELLANEOUS Section 12.01 No Waiver; Modifications in Writing 150141 Section 12.02 Notices, Etc. 153144 Section 12.03 Taxes 155146 Section 12.04 Costs and Expenses; Indemnification 160150 Section 12.05 Execution in Counterparts 161152 Section 12.06 Assignability 162152 Section 12.07 Governing Law 164155 Section 12.08 Severability of Provisions 165155 Section 12.09 Confidentiality 165155 Section 12.10 Merger 166156 Section 12.11 Survival 166156 Section 12.12 Submission to Jurisdiction; Waivers; Etc. 166156 Section 12.13 IMPORTANT WAIVERS 167157 Section 12.14 PATRIOT Act Notice 168159 Section 12.15 Legal Holidays 169159 Section 12.16 Non-Petition 169159 Section 12.17 Waiver of Setoff 169160 Section 12.18 Limited Recourse; Non-Petition; and Corporate Obligations 169160 Section 12.19 Acknowledgement and Consent to Bail-In of Affected Financial Institutions 171161 Section 12.20 Recognition of the U.S. Special Resolution Regimes 171162 ARTICLE XIII DOCUMENT CUSTODIAN Section 13.01 Appointment of Document Custodian 172162 Section 13.02 Duties of Document Custodian 173163 Section 13.03 Delivery of Collateral Loans to Document Custodian 173163 Section 13.04 Release of Documents/Control By Agents 174164 Section 13.05 Records 174165 Section 13.06 Reporting 174165 Section 13.07 Certain General Terms 175165 Section 13.08 Compensation and Reimbursement of Document Custodian 176167 Section 13.09 Responsibility of Document Custodian 177167 Section 13.10 Resignation and Removal; Appointment of Successor 180170 Section 13.11 Acceptance and Appointment by Successor 181172 Section 13.12 Merger, Conversion, Consolidation or Succession to Business of Document Custodian 182172

4147-6046-2693.6 ARTICLE XIV COLLATERAL MANAGEMENT Section 14.01 Designation of the Collateral Manager 182172 Section 14.02 Duties of the Collateral Manager 182173 Section 14.03 Authorization of the Collateral Manager 184174 Section 14.04 Separateness Provisions of the Borrower 184175 Section 14.05 Compensation 185175 Section 14.06 Expenses; Indemnification 185175 Section 14.07 The Collateral Manager Not to Resign; Assignment 186176 Section 14.08 Appointment of Successor Collateral Manager 186176 ARTICLE XV THE COLLATERAL ADMINISTRATOR Section 15.01 Designation of Collateral Administrator 187178 Section 15.02 Certain Duties and Powers 188178 Section 15.03 Certain Rights of Collateral Administrator 191182 Section 15.04 Compensation and Reimbursement of Collateral Administrator 194184 Section 15.05 Resignation and Removal; Appointment of Successor 194184 Section 15.06 Acceptance and Appointment by Successor 195185 Section 15.07 Merger, Conversion, Consolidation or Succession to Business of Collateral Administrator 195186 -v-

-18- 4147-6046-2693.6 “Concentration Limitations” means, as of any date of determination, the following limitations and calculated in accordance with the procedures set forth in Section 1.04 as a percentage of the Concentration Denominator: (a) not more than 1.502.75% consists of Collateral Loans of any one (1) Obligor (and Affiliates thereof); provided that, the Collateral Loans of each of the largest five (5) single Obligors (and Affiliates thereof), may constitute up to 2.003.50%; (b) not more than 10.0% consists of Collateral Loans with Obligors in any one S&P Industry Classification; provided that (x) Collateral Loans with Obligors in the largest S&P Industry Classification may constitute up to 17.5015.00% and (y) Collateral Loans with Obligors in the second-largest S&P Industry Classification may constitute up to 12.50%; (c) not more than 10.0% consists of Collateral Loans with respect to which the Obligor has an EBITDA less than $75,000,000; (d) not more than 10.0% consists of First Lien Last Out Loans and Deemed Second Lien Loans; (e) not more than 5.0% consists of First Lien Last Out Loans (excluding Deemed Second Lien Loans); (f) not more than 5.0% consists of Collateral Loans that provide for payment of interest in cash less frequently than quarterly; (g) not more than (i) 20.017.5% consists of Collateral Loans that are Covenant Lite Loans with an EBITDA as of the Relevant Test Period most recently ended prior to such date of determination of less than $100,000,000, (ii) 10.0% consists of Collateral Loans that are Covenant Lite Loans with an EBITDA as of the Relevant Test Period most recently ended prior to such date of determination of less than $75,000,000 and (iii) 0.0% consists of Collateral Loans that are Covenant Lite Loans with an EBITDA as of the Relevant Test Period most recently ended prior to such date of determination of less than $40,000,000; (h) not more than (i) 7.5% consists of PIK Loans and (ii) 2.5% consists of PIK-ing Loans; (i) not more than 5.0% consists of Current Pay Loans; (j) not more than 5.0% consists of Revolving Collateral Loans and Delayed Drawdown Collateral Loans; (k) not more than 5.0% consists of Collateral Loans whose Obligors are organized outside of (i) the United States (or any state thereof) and (ii) Canada (or any territory thereof);

-50- 4147-6046-2693.6 “Regulation T”, “Regulation U” and “Regulation X” mean Regulation T, U and X, respectively, of the Board of Governors of the Federal Reserve System, as in effect from time to time. “Reinvestment Period” means the period from and including the Closing Date to and including the earliest of (a) the date that is six (6) months after (i) the Closing Date or (ii) if a Reinvestment Period Extension Date has occurred, such Reinvestment Period Extension Date and (b) the Final Maturity Date (other than clause (ii) of the definition of Final Maturity Date). “Reinvestment Period Extension Request” means a written request from the Borrower to the Administrative Agent (with a copy to the Collateral Agent) to extend the Reinvestment Period; provided that such Reinvestment Period Extension Request shall be delivered to the Administrative Agent on or before the date that is two (2) months prior to the expiration of the Reinvestment Period. “Reinvestment Period Extension Date” means the(i) November 10, 2026 and (ii) any other date on which the Administrative Agent and each Lender, in their respective sole discretion, agree to extend the Reinvestment Period following receipt of a Reinvestment Period Extension Request. “Related Documents” means, with respect to any Collateral Loan, the Underlying Loan Agreement, any Underlying Note, and all other agreements or documents evidencing, securing, governing or giving rise to such Collateral Loan. “Related Property” means, with respect to a Collateral Loan, any property or other assets designated and pledged or mortgaged as collateral to secure repayment of such Collateral Loan. “Related Security” means, with respect to each Collateral Loan: (a) any Related Property securing a Collateral Loan and all recoveries related thereto, all payments paid in respect thereof and all monies due, to become due and paid in respect thereof accruing after the applicable date such Collateral Loan is acquired by the Borrower and all related liquidation proceeds; (b) all Liens, guaranties, indemnities and warranties, insurance policies, financing statements and other agreements or arrangements of whatever character from time to time supporting or securing payment of any such indebtedness; (c) all Collections with respect to such Collateral Loan and any of the foregoing; (d) any guarantees or similar credit enhancement for an Obligor’s obligations under any Collateral Loan, all UCC financing statements or other filings relating thereto, including all rights and remedies, if any, against any Related Security, including all amounts due and to become due to the Borrower thereunder and all rights, remedies,